Fees Summary	Apr. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 397,708,330
Previously Paid Amount	(0)
Total Fee Amount	54,923.52
Total Offset Amount	(0)
Net Fee	$ 54,923.52